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                                                                    EXHIBIT 10.5

                           FIRST AMENDMENT TO SUBLEASE
                BETWEEN BUENOS AIRES EMBOTELLADORA S.A. (LESSOR)
               AND MACKENZIE INVESTMENT MANAGEMENT, INC.,(LESSEE)

         WHEREAS, the Buenos Aires Embotelladora S.A. entered into a sublease with Mackenzie Investment Management, Inc. with a Lease Commencement Date of June 1, 1997 (hereinafter referred to as the "sublease"); and

         WHEREAS, Lessor and Lessee have agreed to modify the lease as provided for in Paragraphs 1 through 4, inclusive, hereinafter;

         NOW THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, Lessor and Lessee amend the Lease as of the data hereof as follows:

         1. Delete the words "Exhibit A" in each and every place that it appears in the Sublease Agreement (including, but not limited to, Paragraph 2. of Page 3; Paragraph d. of Page 4; Paragraph 1. of Page 6; and the list of exhibits on Page 28.) and inset in lieu thereof; "Exhibit A-1"

         2. Delete the words "7,378 square feet" in paragraph E. of the Sublease Information Summary and insert in lieu thereof: "9,106 square feet"

         3. Notwithstanding the provisions of paragraph N. of the Sublease Information Summary on Page 5. Base Annual Rent and Monthly Rent for the period commencing March 1, 1999 through June 30, 1999 is: $12,626.99, Monthly, and $115,523.84, Annually. These calculations were based on the initial rate of $15.68 per rentable square foot of Leased Premises.

         4. A cost of Living Increase in the Base Annual Rent will occur on July 1, 1999 in accordance with Paragraph 3. of the Sublease Agreement.

                  Lessor and Lessee hereby ratify and confirm all of the remaining terms, conditions and covenants contained in the Sublease, except as modified by paragraph 1 through 4 inclusive of this First Amendment to Sublease. If there is any conflict between any provisions of the Sublease and any provision of this First Amendment, the terms of the First Amendment shall control. Neither the Sublease, or the First Amendment to the Sublease nor any term or provision of either, may be altered, amended or modified in any manner except by written agreement executed by the Lessor and Lessee. Lessee has no claim, defenses or offsets against the Lessor nor does the lessee have any claims, offsets or defenses whatsoever pertaining to the Sublease of this First Amendment to Sublease, or the Lessee's obligation to perform (including the payment of rent) under the Sublease and in the First Amendment to Sublease. Lessee




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confirms lessor is not in default under this Sublease and First Amendment to Sublease; and further Lessee is not aware of any facts which would with the passing of time or giving of notice, or both, cause Lessor to be in default under this Sublease or the First Amendment to Sublease.

         IN WITNESS WHEREOF, the Lessor and Lessee have executed this First Amendment to Sublease this _________ day of February, 1999




    WITNESSES:                              BUENOS AIRES EMBOTELLADORA S.A.
                                            a stock corporation and existing
                                            under the laws of Argentina, Lessor


                                            BY:
---------------------------------              ---------------------------------
                                            Its: President & CEO
                                                --------------------------------
---------------------------------           DATE: 3/16/99
                                                 -------------------------------


    WITNESSES:

                                            MACKENZIE INVESTMENT
                                            MANAGEMENT, INC., a Delaware
                                            Corporation, Lessee


                                            BY:  /s/ C. William Ferris
---------------------------------              ---------------------------------
                                               C. William Ferris, Vice President

---------------------------------           DATE: 2/25/99
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